EXHIBIT 10.213

                   ASSIGNMENT AND ACCEPTANCE AGREEMENT

     This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Agreement") dated as of November 9, 1998 is made between GREAT-WEST & ANNUITY LIFE INSURANCE COMPANY (the "Assignor") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Assignee").

                             R E C I T A L S

      WHEREAS, the Assignor is party to that certain Credit Agreement dated as of November 10, 1997, as amended by the First Amendment to Credit Agreement and Release of Guaranty dated as of April 24, 1998 (as the same may be further amended, modified or restated from time to time, the "Credit Agreement"), among DEEPWATER DRILLING II L.L.C. ("Company"), the several financial institutions from time to time party thereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent") for the Banks, and NATIONAL WESTMINSTER BANK PLC, as Documentation Agent (the "Documentation Agent") for the Banks (terms defined in the Credit Agreement are used herein with the same meaning);

      WHEREAS, as provided in the Credit Agreement, the Banks have committed to extend credit to the Company;

      WHEREAS, pursuant to Section 10.08 of the Credit Agreement, the Assignor wishes to assign to the Assignee all of the rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with its outstanding Revolving Loans in a total amount equal to Twenty Million Dollars (U.S. $20,000,000.00) (the "Assigned Amount") on the terms and subject to the conditions set forth herein and in the Credit Agreement, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   Assignment and Assumption.

           (a) Before giving effect to this Agreement, Assignor's (a) Commitment is $20,000,000.00, (b) aggregate principal amount of its outstanding Revolving Loans is $20,000,000.00, and (c) Pro Rata Share is 11.42857143%. With effect on and after the Effective Date (as defined in Section 4 hereof), the Assignor hereby sells, transfers and assigns to the Assignee, and the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse, and without representation or warranty (except as provided in this Agreement) the Assigned Amount, which shall be equal to all of Assignee's share of (i) the Commitment,
(ii) outstanding Revolving Loans, and (iii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents. After giving effect to this Agreement on the Effective Date, the Commitment, outstanding Revolving Loans, and Pro Rata Share of Assignor and Assignee, respectively, are set forth as follows:

                Outstanding      Pro Rata
                 Revolving        Share       Commitments
                   Loans

Assignor     $      0               0%      $    0
Assignee     $52,500,000.00        30%      $52,500,000.00

           (b) It is the intent of the parties hereto that (i) the Commitment of the Assignor shall, as of the Effective Date, be reduced to zero and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that the Assignor shall not relinquish its rights under Section 10.04 and
10.05 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

     2.   Payments.

           (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to Twenty Million Dollars ($20,000,000.00), representing the Assignee's Pro Rata Share of the principal amount of all Loans previously made, and currently owned, by the Assignor under the Credit Agreement and outstanding on the Effective Date.

           (b) To the extent payment to be made by the Assignee pursuant to Section 2(a) hereof is not made when due, the Assignor shall be entitled to recover such amount together with interest thereon at the Federal Funds Rate per annum accruing from the date such amounts were due.

      3. Reallocation of Payments. Any interest, fees and other payments accrued to but excluding the Effective Date with respect to the Assignor's Pro Rata Share of the Revolving Loans shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agree that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   Effective Date; Notices; Notes.

            (a) The effective date for this Agreement shall be November 9, 1998 (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:
(i) this Agreement shall be executed and delivered by the Assignor and the Assignee; (ii) the consent of each of the Company and of the Administrative Agent shall have been duly obtained and shall be in full force and effect as of the Effective Date; and (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement.

            (b) Promptly following payment by the Assignee of the consideration as provided in Section 2 hereof, the Assignor shall deliver its promissory note(s) to the Administrative Agent.


     5.   Representations and Warranties.

           (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder.

           (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company or any guarantor or the performance or observance by the Company or any guarantor of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

           (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) it is eligible under the Credit Agreement to be an assignee in accordance with the terms hereof; and (iii) that it has received a copy of the Credit Agreement and the exhibits and schedules thereto, and has received (or waived the requirement that it receive) copies of each of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder.

      6. Further Assurances. The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, the delivery of any notices or other documents or instruments to the Company, the Administrative Agent or any guarantor which may be required in connection with the assignment and assumption contemplated hereby.

     7.   Miscellaneous.

          (a) Any amendment or waiver of any provision of this Agreement shall be in writing signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach hereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) Neither the Assignor nor the Assignee shall be responsible to each other for payment of their costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

           (d) The representations and warranties made herein shall survive the consummation of the transactions contemplated hereby.

           (e)   This  Agreement  may  be  executed  in   any  number  of
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

           (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York (without regard to principles of conflicts of law). The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Southern District of New York over any suit, action or proceeding arising out of or relating to this Agreement or the Credit Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

           (g) This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto, and together with the Credit Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings related to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and the Credit Agreement, the terms, conditions and provisions of the Credit Agreement shall prevail.


                [SIGNATURES BEGIN ON THE FOLLOWING PAGE]


      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                  ASSIGNOR:

                                  GREAT-WEST LIFE & ANNUITY
                                   INSURANCE COMPANY


                                  By_________________________
                                  Name:
                                  Title:


                                  By_________________________
                                  Name:
                                  Title:



   [THIS IS A SIGNATURE PAGE TO THE ASSIGNMENT AND ACCEPTANCE AGREEMENT]


                                  ASSIGNEE:

                                  BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION


                                  By_________________________
                                     Claire M. Liu
                                     Managing Director



                                  BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION,
                                   as Administrative Agent, herby grants
                                   its consent to the foregoing assignment


                                  By_________________________
                                     Claire M. Liu
                                     Managing Director



   [THIS IS A SIGNATURE PAGE TO THE ASSIGNMENT AND ACCEPTANCE AGREEMENT]


                                  DEEPWATER DRILLING II L.L.C.
                                   hereby grants its consent to the
                                   foregong assignment


                                  By_________________________
                                  Name:
                                  Title:


   [THIS IS A SIGNATURE PAGE TO THE ASSIGNMENT AND ACCEPTANCE AGREEMENT]